Exhibit 99.1

Contact:	Lewis M. Phelps
Maya Pogoda
Sitrick And Company
310-788-2850

IBC Reaches Agreement with Lenders on Amended and Restated DIP Facility
Continues Confirmation Hearing
Kansas City, MO – April 18, 2008 – Interstate Bakeries Corporation (IBC) (OTC:IBCIQ.PK) today announced that it has executed a commitment for financing with certain of  the existing lenders under its current debtor-in-possession (DIP) credit facility, other new lenders and  JPMorgan Chase Bank, N.A., as administrative agent and collateral agent for the lenders,  that provides for an amended and restated credit facility to replace the current DIP credit facility, which expires on June 2, 2008. Under the terms of the commitment letter, the maturity of the DIP credit facility would be extended to September 30, 2008 and the amount available for borrowing under the DIP credit facility would be increased from $200 million to $250 million.
The commitment is subject to a number of conditions, including final documentation and Bankruptcy Court approval.  Today, IBC filed a motion with the U.S. Bankruptcy Court for the Western District of Missouri seeking authorization to enter into the amended and restated DIP credit facility and requesting that a hearing on this matter be held on April 29, 2008, a date that had previously been held on the court’s calendar.  There can be no assurance that the Company will be able to obtain financing on the terms proposed in the amended and restated DIP credit facility, or at all.
The Company also announced that it has asked the Bankruptcy Court to continue its plan confirmation hearing, currently scheduled for April 23, 2008, to a date yet to be determined.  The Company said that additional time is necessary for it to continue its ongoing discussions with multiple parties regarding modifications to its plan of reorganization, and related exit financing, that would allow IBC to emerge from Chapter 11 as a stand-alone company.  This additional time is also needed for the Company to continue to pursue the on-going sale process which was initiated  to sell all or portions of the Company’s businesses and assets in the event that a stand-alone reorganization plan is not achievable. The Company intends to file further pleadings with the Bankruptcy Court regarding either of these options as appropriate.
About the Company
Interstate Bakeries Corporation is one of the nation’s largest commercial bakers and distributors of fresh-baked bread and sweet goods, sold under various brand names, including Wonder®, Merita®, Home Pride®, Baker’s Inn®, Hostess®, Drake’s®, and Dolly Madison®. The company is headquartered in Kansas City, Missouri.
Interstate Bakeries Corporation filed for bankruptcy protection on September 22, 2004, citing liquidity issues resulting from declining sales, a high fixed-cost structure, excess industry capacity, rising employee healthcare and pension costs, and higher costs for ingredients and energy.  The Company continues to operate its business in the ordinary course as a debtor-in-possession.

Forward-Looking Statement

Some information contained in this press release may be forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are not historical in nature and include statements that reflect, when made, the Company’s views with respect to current events and financial performance. These forward-looking statements can be identified by forward-looking words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should” and “continue” or similar words. These forward-looking statements may also use different phrases. All such forward-looking statements are and will be subject to numerous risks and uncertainties, many of which are beyond our control that could cause actual results to differ materially from such statements. Factors that could cause actual results to differ materially include, without limitation: the ability of the Company to continue as a going concern; the ability of the Company to successfully negotiate an extension of, and increase in, the amount available under the debtor-in-possession credit facility; the evaluation of various alternatives, including, but not limited to, the sale of some or all of its assets, infusion of capital, debt restructuring, amending the plan of reorganization previously filed with the Bankruptcy Court, filing a new plan of reorganization, or any combination of these options; the Company’s ability to obtain the financing necessary to emerge from Chapter 11, the  terms of any reorganization plan ultimately confirmed; the Company’s ability to implement its business plan developed as a basis for its discussion regarding one or more plans of reorganization; the Company’s ability to obtain concessions from its unionized workforce to reduce costs and allow for greater flexibility in the method and manner of distributing its products; risks associated with the Company’s restructuring activities, including the risks associated with achieving the desired savings; the ability of the Company to operate pursuant to the covenants, terms and certifications of its DIP financing facility, as amended and restated; the ability of the Company to obtain court approval with respect to motions in the Chapter 11 proceeding filed by it from time to time; the ability to develop, propose, confirm and consummate one or more plans of reorganization with respect to the Chapter 11 proceeding; risks associated with third parties seeking and obtaining court approval for the appointment of a Chapter 11 trustee or to convert the Chapter 11 proceeding to a Chapter 7 proceeding; risks associated with cost increases in materials, ingredients, energy and employee wages and benefits; the Company’s ability to successfully reject unfavorable contracts and leases; the duration of the Chapter 11 process;  the ability of the Company to obtain and maintain adequate terms with vendors and service providers; the potential adverse impact of the Chapter 11 proceeding on the Company’s liquidity or results of operations; the Company’s ability to operate its business under the restrictions imposed by the Chapter 11 process, the instructions, orders and decisions of the bankruptcy court and other effects of legal and administrative proceedings, settlements, investigations and claims; the significant time that will be required by management to implement a plan of reorganization, as well as to evaluate the Company’s various alternatives discussed above; risks associated with product price increases, including the risk that such actions will not effectively offset inflationary cost pressures and may adversely impact sales of the Company’s products; the effectiveness of the Company’s efforts to hedge its exposure to price increases with respect to various ingredients and energy; the ability of the Company to attract, motivate and/or retain key executives and employees; changes in our relationship with employees and the unions that represent them; successful implementation of information technology improvements; increased costs and uncertainties with respect to a defined benefit pension plan to which we contribute; costs associated with increased contributions to single employer, multiple employer or multi-employer pension plans; the impact of any withdrawal liability arising under the Company’s multi-employer pension plans as a result of prior actions or current consolidations; the effectiveness and adequacy of our information and data systems; changes in general economic and business conditions (including in the bread and sweet goods markets); changes in consumer tastes or eating habits; acceptance of new product offerings by consumers and the Company’s ability to expand existing brands; the performance of the Company’s recent and planned new product introductions, including the success of such new products in achieving and retaining market share; the effectiveness of advertising and marketing spending; any inability to protect and maintain the value of the Company’s intellectual property; future product recalls or food safety concerns; actions of competitors, including pricing policy and promotional spending; bankruptcy filings by customers; costs associated with environmental compliance and remediation; actions of governmental entities, including regulatory requirements; the outcome of legal proceedings to which we are or may become a party; business disruption from terrorist acts, our nation’s response to such acts and acts of war; and other factors.  These statements speak only as of the date of this press release, and we disclaim any intention or obligation to update or revise any forward-looking statements to reflect new information, future events or developments or otherwise, except as required by law. We have provided additional information in our filings with the SEC, which readers are encouraged to review, concerning other factors that could cause actual results to differ materially from those indicated in the forward-looking statements.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company’s various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the Chapter 11 proceeding to each of these liabilities and/or securities. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.